UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2008 (March 14, 2008)

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SECURITY CAPITAL ASSURANCE LTD
(Exact name of registrant as specified in its charter)

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Bermuda	001-32950	Not applicable
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

A.S. Cooper Building, 26 Reid Street, 4th Floor, Hamilton, Bermuda HM 11
(Address of principal executive offices)

(441) 279-7450
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 14, 2008, Security Capital Assurance Ltd (“SCA”) conducted its earnings conference call relating to the three months and fiscal year ended December 31, 2007. The earnings call was made available to the public via conference call and audio webcast and the slides that accompanied the presentation were available to the public at the time of the earnings call and webcast through the website of SCA. Certain financial information relating to completed fiscal periods that was part of the earnings call is included in the slides that accompanied the earnings call, a copy of which is attached hereto as Exhibit 99.1.

The earnings call included certain non-GAAP financial measures. Reconciliations of these non-GAAP financial measures to the comparable measures calculated and presented in accordance with GAAP are attached hereto as part of Exhibit 99.1. The reasons why SCA’s management believe that the presentation of the non-GAAP financial measures included in the earnings call provide useful information regarding SCA’s financial condition and results of operations and additional purposes, if any, why SCA’s management utilize the non-GAAP financial measures are attached hereto as part of Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Slides relating to the March 14, 2008 SCA earnings call.

Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY CAPITAL ASSURANCE LTD
(Registrant)

Date: March 20, 2008	By: /s/ Tom Currie
Name: Tom Currie
Title: Senior Vice President